New Alternatives Fund, Inc.

Supplement dated February 5, 2009 to the Prospectus dated April 29, 2008.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 30, 2009, paragraph “B.” under the sub-heading “Sales Charge Waivers” on page 14 should be deleted and replaced with the following:

B.
Clients of an investment professional (e.g., investment advisers, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE